January 2013
SandRidge Related-Party Land Transactions
EXHIBIT 1

DISCLAIMER
THIS PRESENTATION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC
INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY
RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE
VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF TPG-AXON MANAGEMENT LP, TPG-AXON PARTNERS GP, L.P., TPG-
AXON GP, LLC, TPG-AXON PARTNERS, LP, TPG-AXON INTERNATIONAL, L.P., TPG-AXON INTERNATIONAL GP, LLC, DINAKAR SINGH
LLC AND DINAKAR SINGH ("TPG-AXON" AND, TOGETHER WITH STEPHEN C. BEASLEY, EDWARD W. MONEYPENNY, FREDRIC G.
REYNOLDS, PETER H. ROTHSCHILD, ALAN J. WEBER AND DAN A. WESTBROOK, THE "PARTICIPANTS"), AND ARE BASED ON
PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO SANDRIDGE ENERGY, INC. (THE "ISSUER").

THE PARTICIPANTS RESERVE THE RIGHT TO CHANGE ANY OF THEIR OPINIONS EXPRESSED HEREIN AT ANY TIME AS THEY DEEM
APPROPRIATE. THE PARTICIPANTS DISCLAIM ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN. THE
PARTICIPANTS HAVE NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION
INDICATED IN THIS PRESENTATION AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD
PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD
PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR
OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE. THE PARTICIPANTS SHALL NOT BE
RESPONSIBLE OR HAVE ANY LIABILITY FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING OR THIRD PARTY REPORT.
UNDER NO CIRCUMSTANCES IS THIS PRESENTATION TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITY.
THE PARTICIPANTS HAVE FILED WITH THE SEC A DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD TO BE
USED TO SOLICIT WRITTEN CONSENTS FROM THE STOCKHOLDERS OF THE ISSUER IN CONNECTION WITH TPG-AXON'S INTENT TO
TAKE CORPORATE ACTION BY WRITTEN CONSENT. ALL STOCKHOLDERS OF THE ISSUER ARE ADVISED TO READ THE DEFINITIVE
CONSENT STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF WRITTEN CONSENTS BY THE PARTICIPANTS
FROM STOCKHOLDERS OF THE ISSUER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL
INFORMATION RELATED TO THE PARTICIPANTS. THE DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD
HAVE BEEN FURNISHED TO SOME OR ALL OF THE ISSUER'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT
DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, TPG-AXON WILL
PROVIDE COPIES OF THE DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD WITHOUT CHARGE UPON
REQUEST.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY
HOLDINGS IS CONTAINED IN THE DEFINITIVE CONSENT STATEMENT ON SCHEDULE 14A FILED BY TPG-AXON WITH THE SEC ON
JANUARY 18, 2013. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

SandRidge Related-Party Land Transactions
➢ SandRidge claims TPG-Axon has “engaged in a false and misleading campaign and "consent solicitation” filled with half-truths and unsubstantiated statements regarding management, the Board and the Company.  TPG-Axon has repeatedly made inflammatory and false statements with one simple goal - they want to distract you from the facts regarding SandRidge and its strategy for creating value…”
➢ Most of the observations we have made about, and criticism we have directed at, the company are based on publicly available facts - the performance of the company’s stock, financial performance of the company, and actions taken by the company
➢ Therefore, presumably, management objects to allegations we have raised regarding related-party transactions that we believe have damaged shareholder interests
➢ As a result, we are sharing with all shareholders some of the facts that support our concerns regarding
 “the facts regarding SandRidge and its strategy for creating value”
➢ We believe the management and Board of Directors of any company - including SandRidge - should have one overriding objective…creating value for shareholders
➢ As a general business principle, we believe it is inappropriate and unethical for any management to compete with the shareholders they are paid to serve
➢ In the case of SandRidge, our examination of the facts regarding related party transactions and competition cause us enormous concern, and lead us to question whether company management and resources are focused exclusively on building shareholder value, or instead have also been used for the benefit of others, even sometimes in direct competition with the company

SandRidge Related-Party Land Transactions
➢ The primary business of the company, as espoused by management, has been the acquisition and development of mineral rights in the areas of the Mississippian Lime formation, in various parts of
 Oklahoma and Kansas
 ➢ “Over the last several years, your Board and management team have taken strategic actions to transform
 SandRidge into the leading operator in the Mississippian Lime play of northern Oklahoma and western Kansas.
 These actions have established SandRidge as an industry leader in what is widely considered to be one of the most valuable oil-rich basins in the United States.”
 ➢ “While the Mississippian formation in Oklahoma and Kansas had been developed with vertically drilled wells for many decades, its potential had gone largely unnoticed and untapped until the Company quietly and inexpensively leased millions of acres, which it is now aggressively developing. As results were realized by the Company in the play, large independent producers and major integrated multinational companies turned their attention to the area and invested significant amounts of their own capital, driving up acreage costs after the Company had completed the large bulk of its planned acreage purchases.”
➢ The company clearly states that the Mississippian is now (after repeated shifts in strategy over the past five years) the primary focus of the company
➢ The company notes the importance of “quietly and inexpensively” acquiring mineral rights before others start “driving up acreage costs”, suggesting that the acquisition of mineral rights as quietly and inexpensively as possible is important to creating value for shareholders
➢ Is it not obvious, then, that companies or entities that repeatedly acquired mineral rights in similar areas at similar times would be obvious competitors to SandRidge? Particularly if they often moved ahead of
 SandRidge in identifying attractive land and mineral rights? And particularly if they then sold those rights to other large, well-financed rival energy companies? Or even to SandRidge itself?
➢ If such a competitor were none other than the CEO’s family, shouldn’t stockholders be deeply concerned?

What SandRidge has already disclosed…
➢ SandRidge has disclosed certain transactions between SandRidge and entities related to Tom Ward and the Ward family, including TLW Land & Cattle and WCT Resources
➢ TLW Land & Cattle LP - “an entity in which Mr. Ward has an ownership interest”
 ➢ From the 2012 proxy: “We own wells on certain areas of land in northwest Oklahoma under which TLW
 Land & Cattle LP (“TLW LC”), an entity in which Mr. Ward has an ownership interest, owns a royalty interest. In 2011, we paid royalties totaling $925,735 to TLW-LC in connection with the production of oil and natural gas from these properties.”
➢ WCT Resources - “a limited liability company owned by trusts established for the benefit of Mr. Ward’s children”
 ➢ From the 2012 proxy: “In January 2011, we purchased a portion of the working interest in leases covering acreage in northeast Oklahoma from WCT Resources, L.L.C., a limited liability company formed in 2002 and owned by trusts established in 1989 for the benefit of Mr. Ward’s children (“WCT”), for $391,955. WCT also participates as a working interest owner in wells we operate in northwest Oklahoma, and during 2011, we paid revenue of $168,196 to WCT as a working interest owner.”
➢ Since 2008, SandRidge has disclosed $9.5 million of payments to entities related to Tom Ward and the
 Ward family
 ➢ $3.9 million to TLW Land & Cattle
 ➢ $5.6 million to WCT Resources

…but what they have NOT disclosed is startling
➢ Company disclosures have been limited
 ➢ In order to better understand the related party transactions of SandRidge, we engaged investigators to gather additional information for us
 ➢ To obtain this information, it was necessary to directly gather lease information from court houses and record offices across Kansas and Oklahoma
➢ We are still early in the process and have much more ground to cover
 ➢ The Mississippian Lime is a vast play covering over 17 million acres, in which SandRidge has leased over
 2 million acres
 ➢ To date, we have examined only a small percentage of SandRidge’s total acreage
➢ Yet, already, it seems clear to us that entities related to the Ward family have been active competitors to
 SandRidge Energy in the acquisition and sale of mineral rights
 ➢ In the interest of transparency, we are providing examples of transactions we have discovered to help illustrate the nature of activity we are observing
 ➢ Our investigation continues, and we expect to update stockholders as we learn more

SandRidge Related-Party Land Transactions
➢ To date, we have discovered that many entities affiliated with the Ward family have been active in acquiring acreage and mineral rights in the Mississippian Lime
 ➢ In particular, TLW Land & Cattle, WCT Resources and 192 Investments are entities that have acquired meaningful acreage in the Mississippian Lime.
 ➢ Each of these entities is related to Tom Ward or his immediate family, and has shared an address with
 SandRidge at various points in the past
➢ We have found many occurrences of flipping and purchases in the same areas where SandRidge acquires mineral rights
 ➢ In a number of instances, WCT Resources has moved ahead of the company to acquire mineral rights from third parties, and then flipped them to SandRidge just weeks or months later
 ➢ More worryingly, it appears that WCT Resources has acquired acreage in advance of purchases by
 SandRidge in the same area, and then either sold it to third parties or kept it
➢ We call on the Board of Directors to conduct an investigation of CEO Tom Ward and this conduct
 ➢ We also demand that the company provide shareholders with all available information regarding the nature of the interaction between the various entities controlled by members of the Ward family and SandRidge
 ➢ We believe the fact pattern suggests that SandRidge shareholders may have been disadvantaged by the actions of Mr. Ward and his family
 ➢ We believe the company may not have fully properly disclosed the nature of these transactions to stockholders. In addition, if Mr. Ward did not disclose the full extent of these transactions to the company, we believe this may be cause for termination.

What is WCT Resources?
➢ In response to our investigation and statements regarding our beliefs on this matter, SandRidge added additional disclosure in their consent revocation statement filed on January 7, 2013.
 ➢ “WCT is an independent oil and gas company in which Mr. Ward retains no financial interest nor has any management or operational involvement.”
➢ What we have learned about WCT Resources:
 ➢ WCT Resources was established in January 2002
 ➢ WCT Resources is owned by trusts established by Tom and Sch’ree Ward for the benefit of Tom Ward’s children
 (Ward Children’s Trust). The trustee of Ward Children’s Trust is Scott C. Hartman, who we believe is a
 SandRidge employee
 ➢ The company states that WCT Resources is currently run by Trent Ward, Tom Ward’s son
 ➢ WCT Resources appears to have a fraction of the approximately 2,500 full-time employees that SandRidge
 Energy does. The company’s phone voicemail lists just seven total employees in its directory
 ➢ The address of WCT Resources was the same as SandRidge’s headquarters until last year
 ➢ In some prior years, based on a comparison of signatures, it appears that Tom Ward signed company documents
 ➢ The current Chief Operating Officer of WCT Resources, Scott White, appears to have been a land manager at
 SandRidge Energy until as recently as 2011
 ➢ There have been numerous transactions between Ward family members, or entities associated with Ward family members, and WCT Resources. We have documented transactions between TLW Cattle & Land or Sch’ree
 Ward, Tom Ward’s wife, and WCT Resources
 ➢ WCT Resources is just one of several entities controlled by members of the Ward family which appear to be active participants in the purchase and sale of land and mineral rights in the Mississippian

Shareholders demand to know!
➢ What is the exact relationship between SandRidge and WCT Resources, and how has it evolved over time?
➢ What resources does WCT have to actively prospect, evaluate and purchase mineral rights in the Mississippian?
➢ What information has SandRidge shared with Trent Ward, WCT Resources or other entities related to the Ward
 Family? Is it a coincidence that WCT Resources appears frequently alongside, or even ahead of, SandRidge in the acquisition of various parcels of land or mineral rights?
➢ If WCT has no involvement with SandRidge, why do they often show up in the same places? How can this apparently small company repeatedly beat SandRidge and its 2,500 full time employees to the punch?
➢ Has SandRidge provided resources or services to WCT Resources, or other entities related to the Ward family?
➢ How many former SandRidge employees have worked for WCT Resources or other entities related to the Ward family? What steps did the company take to prevent SandRidge information from being used by former employees for the benefit of other entities?
➢ What other entities or individuals that appear frequently alongside SandRidge (such as 192 Investments and
 Sch’ree Ward) have relationships to Tom Ward or the Ward family? What company information or resources have been shared with such entities?
➢ What is the relationship between SandRidge or entities related to the Ward family, and the land companies that have assigned mineral rights to WCT Resources (such as Bent Tree Properties)?
➢ How much did the SandRidge Board of Directors know about these transactions? Why were many of them not disclosed to shareholders?
➢ How is it appropriate that the family of the CEO is a frequent competitor to SandRidge, in the company’s primary business?

Examples of Related-Party Land Transactions

Examples of flipping
➢ SEC disclosure:
 ➢ From the 2012 proxy: “In January 2011, we purchased a portion of the working interest in leases covering acreage in northeast Oklahoma from WCT Resources”
➢ What actually happened:
 ➢ On November 30, 2010, WCT Resources leased mineral rights from the Berry family in Pawnee County,
 Oklahoma¹
 ➢ Two months later, on January 20, 2011, WCT Resources flipped those specific leases to SandRidge
Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Apr 2012
WCT Resources acquires
mineral rights
in Pawnee County¹
SandRidge acquires
those mineral rights
from WCT Resources
SandRidge discloses
transaction in proxy
¹ Pawnee County: 19-21N-04E

Examples of flipping
➢ SEC disclosure:
 ➢ From the 2011 proxy: “In September 2010, we purchased a portion of the working interest in leases covering acreage in northeast Oklahoma from WCT Resources”
➢ What actually happened:
 ➢ On April 6, 2010, WCT Resources leased mineral rights from the Lushabaugh, Thomas, Rouwalk, Louwalk and Goodfox families in Pawnee County, Oklahoma¹
 ➢ Then, on June 15, 2010 and September 28, 2010, WCT Resources was assigned additional mineral rights from Jackfork Land Inc. in Pawnee County²,³
 ➢ Three weeks later, on October 15, 2010, WCT Resources flipped certain of those specific leases to
 SandRidge
¹ Pawnee County: 19-23N-04E; 30-23N-04E; 29-22N-04E; 20-22N-04E; 07-22N-04E; 07-22N-04E; 07-22N-04E
² Pawnee County: 03-21N-04E; 13-22N-03E; 03-22N-04E; 04-22N-04E; 05-22N-04E; 07-22N-04E; 08-22N-04E; 17-22N-04E; 18-22N-04E;
20-22N-04E; 21-22N-04E; 22-22N-04E; 31-23N-04E; 24-23N-03E; 25-23N-03E; 19-23N-04E; 30-23N-04E; 31-23N-04E
   ³ Pawnee County: 03-21N-04E; 7-21N-04E; 8-22N-04E; 31-23N-04E
Apr 2010	May 2010	Jun 2010	Jul 2010	Aug 2010	Sep 2010	Oct 2010	Nov 2010	Apr 2011
WCT Resources acquires
mineral rights
in Pawnee County¹
SandRidge acquires
those mineral rights
from WCT Resources
SandRidge discloses
transaction in proxy
WCT Resources acquires
mineral rights
in Pawnee County²
WCT Resources acquires
mineral rights
in Pawnee County³

Examples of flipping
➢ SEC disclosure:
 ➢ From the 2013 consent revocation statement: “In May 2012 and August 2012, we purchased a portion of the working interest in leases covering acreage in northern Oklahoma from WCT Resources”
➢ What actually happened:
 ➢ On May 20, 2005, TLW Land & Cattle purchased land and mineral rights from Edwin Herslee in Woods County,
 Oklahoma¹
 ➢ On November 3, 2011, WCT Resources leased mineral rights from the TLW Land & Cattle in Woods County,
 Oklahoma
 ➢ Six months later, on May 23, 2012, WCT Resources flipped those specific leases to SandRidge
¹ Woods County: 17-28N-18W; 18-28N-18W; 20-28N-18W
May 2005	Nov 2011	Dec 2011	Jan 2012	Feb 2012	Mar 2012	Apr 2012	Jan 2013
TLW Land & Cattle
purchases land and mineral
rights in Woods County¹
SandRidge acquires
those mineral rights
from WCT Resources
SandRidge discloses
transaction in consent
revocation statement
WCT Resources acquires
those mineral rights
from TLW Land & Cattle

Examples of flipping
➢ SEC disclosure:
 ➢ From the 2013 consent revocation statement: “In May 2012 and August 2012, we purchased a portion of the working interest in leases covering acreage in northern Oklahoma from WCT Resources”
➢ What actually happened:
 ➢ On August 5, 2008, TLW Land & Cattle purchased land and mineral rights from the Joy family in Alfalfa County,
 Oklahoma¹
 ➢ On February 28, 2012, WCT Resources leased those mineral rights from the TLW Land & Cattle
 ➢ Seven months later, on August 29, 2012, WCT Resources flipped those specific leases to SandRidge
¹ Alfalfa County: 12-28N-10W
Aug 2008	Feb 2012	Mar 2012	Apr 2012	May 2012	Jun 2012	Jul 2012	Jan 2013
TLW Land & Cattle
purchases land and mineral
rights in Alfalfa County¹
SandRidge acquires
those mineral rights
from WCT Resources
SandRidge discloses
transaction in consent
revocation statement
WCT Resources acquires
those mineral rights
from TLW Land & Cattle

Examples of flipping
➢ SEC disclosure:
 ➢ From the 2009 proxy: “WCT Resources L.L.C., a limited liability company for the benefit of Mr. Ward’s children, participated as a working interest owner in our development of the area”
➢ What actually happened:
 ➢ On October 1, 2007, WCT Resources leased mineral rights from the TLW Land & Cattle in Woods County,
 Oklahoma¹
 ➢ Twelve months later, on October 21, 2008, WCT Resources flipped those specific leases to SandRidge with an effective date of November 6, 2007
¹ Woods County: 17-24N-14W
Sep 2007	Oct 2007	Nov 2007	Sep 2008	Oct 2008	Apr 2009
TLW Land & Cattle
purchases land and mineral
rights in Woods County
SandRidge acquires
those mineral rights
from WCT Resources
SandRidge discloses
transaction in proxy
WCT Resources acquires
mineral rights
from TLW Land & Cattle¹

Examples of flipping
➢ SEC disclosure:
 ➢ From the 2009 proxy: “In April 2007, we leased the minerals under a certain area in Woods County, Oklahoma from TLW Land & Cattle”
➢ What actually happened:
 ➢ On March 10, 2005, TLW Land & Cattle purchased land and mineral rights from Jane Purnell in Woods County,
 Oklahoma¹
 ➢ Two years later, on April 11, 2007, TLW Land & Cattle assigns working interest in those mineral rights to both
 SandRidge and WCT Resources
 ➢ On December 14, 2010, TLW Land & Cattle sells the land to Larry Noble
 ➢ On April 23, 2012, WCT Resources assigns wellbore rights in that specific acreage to Sch’ree Ward, the wife of
 Tom Ward. On May 23, 2012, SandRidge starting drilling the Noble 1-16 well
¹ Woods County: 16-28N-14W
Sep 2005	Apr 2007	Apr 2009	Feb 2012	Mar 2012	Apr 2012	May 2012
TLW Land & Cattle
purchases land and mineral
rights in Woods County¹
SandRidge acquires
those mineral rights
from TLW Land & Cattle
SandRidge discloses
transaction in proxy
WCT Resources acquires
those mineral rights
from TLW Land & Cattle
SandRidge spuds
Noble 1-16 well on acreage
WCT Resources assigns
wellbore rights
to Sch’ree Ward

(1) June 2011:
WCT acquires acreage

			WCT
			WCT
		WCT	WCT
		WCT	WCT

(2) July 2011:
SandRidge acquires adjacent acreage

	SD	SD	WCT
	SD	SD	WCT
		WCT	WCT
		WCT	WCT

(3) October 2011:
WCT sells acreage to Shell

	SD	SD	Shell
	SD	SD	Shell
		Shell	Shell
		Shell	Shell

TPG-AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On June 20, 2011, Bent Tree Properties assigned mineral rights to WCT Resources in Barber County,
 Kansas¹
                        We believe Bent Tree Properties is a company that provides land acquisition services. Land acquisition companies generally work under contract to secure land or mineral rights and then subsequently transfer those rights to the underlying investor or company. WCT
 Resources frequently appears to work with Bent Tree Properties in the acquisition of land or mineral rights.
 ➢ (2) Four weeks later, on July 25, 2011, Continental Land Resources assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) Two months later, on October 26, 2011, WCT Resources assigned its mineral rights to Shell
¹ Barber County: 12-30S-11W

(1) June 2011:
WCT acquires acreage

WCT /
192

(2) July 2011:
SandRidge acquires adjacent acreage

SD
SD
WCT /
192
SD
SD

(3) October 2011:
WCT sells acreage to Shell

SD
SD
Shell
SD
SD

TPG–AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On June 6, 2011 to July 5, 2011, Bent Tree Properties assigned mineral rights to WCT Resources and 192
 Investments in Barber County, Kansas¹
 ➢ (2) Two weeks later, on July 25, 2011, Continental Land Resources assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) Three months later, on October 26, 2011, WCT Resources assigned its mineral rights to Shell
¹ Barber County: 08-31S-10W

(1) December 2011:
WCT acquires acreage

WCT / 192	WCT / 192	WCT / 192	WCT / 192
WCT / 192	WCT / 192	WCT / 192	WCT / 192

(2) April 2012:
SandRidge acquires adjacent acreage

SD	SD	SD	SD
SD	SD	SD	SD
WCT / 192	WCT / 192	WCT / 192	WCT / 192
WCT / 192	WCT / 192	WCT / 192	WCT / 192

(3) Today:
WCT still retains acreage

SD	SD	SD	SD
SD	SD	SD	SD
WCT / 192	WCT / 192	WCT / 192	WCT / 192
WCT / 192	WCT / 192	WCT / 192	WCT / 192

TPG-AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On December 12, 2011, Bent Tree Properties assigned mineral rights to WCT Resources and 192
 Investments in Thomas County, Kansas¹
 ➢ (2) Four months later, on April 3, 2012, Manhattan EnergyOne assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Thomas County: 29-06S-33W

(1) January 2012:
WCT acquires acreage

		WCT / 192	WCT / 192
		WCT / 192	WCT / 192
		WCT	WCT
		WCT	WCT

(2) April 2012:
SandRidge acquires adjacent acreage

SD	SD	WCT / 192	WCT / 192
SD	SD	WCT / 192	WCT / 192
SD	SD	WCT	WCT
SD	SD	WCT	WCT

(3) Today:
WCT still retains acreage

SD	SD	WCT / 192	WCT / 192
SD	SD	WCT / 192	WCT / 192
SD	SD	WCT	WCT
SD	SD	WCT	WCT

TPG–AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On January 4, 2012 and February 29, 2012, Bent Tree Properties assigned mineral rights to WCT Resources and 192 Investments in Thomas County, Kansas¹
 ➢ (2) Two months later, on April 3, 2012, Manhattan EnergyOne assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Thomas County: 26-07S-34W

(1) December 2011:
WCT acquires acreage

WCT / 192	WCT / 192		
WCT / 192	WCT / 192		

(2) April 2012:
SandRidge acquires adjacent acreage

SD	SD	SD	SD
SD	SD	SD	SD
WCT / 192	WCT / 192	SD	SD
WCT / 192	WCT / 192	SD	SD

(3) Today:
WCT still retains acreage

SD	SD	SD	SD
SD	SD	SD	SD
WCT / 192	WCT / 192	SD	SD
WCT / 192	WCT / 192	SD	SD

TPG-AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On December 19, 2011, Bent Tree Properties assigned mineral rights to WCT Resources and 192 Investments in Thomas County, Kansas¹
 ➢ (2) Four months later, on April 3, 2012 and July 1, 2012, Manhattan EnergyOne assigned mineral rights to
 SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Thomas County: 05-09S-35W

(1) November 2011:
WCT acquires acreage

		WCT / 192	WCT / 192
		WCT / 192	WCT / 192

(2) April 2012:
SandRidge acquires adjacent acreage

		SD	SD
		SD	SD
		WCT / 192	WCT / 192
		WCT / 192	WCT / 192

(3) Today:
WCT still retains acreage

		SD	SD
		SD	SD
		WCT / 192	WCT / 192
		WCT / 192	WCT / 192

TPG–AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On November 21, 2011, Bent Tree Properties assigned mineral rights to WCT Resources and 192
 Investments in Thomas County, Kansas¹
 ➢ (2) Five months later, on April 3, 2012, Manhattan EnergyOne assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Thomas County: 17-08S-35W

(1) December 2011:
WCT acquires acreage

WCT / 192	WCT / 192		
WCT / 192	WCT / 192		

(2) April 2012:
SandRidge acquires adjacent acreage

WCT / 192	WCT / 192		
WCT / 192	WCT / 192		
		SD	SD
		SD	SD

(3) Today:
WCT still retains acreage

WCT / 192	WCT / 192		
WCT / 192	WCT / 192		
		SD	SD
		SD	SD

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On December 19, 2011, Bent Tree Properties assigned mineral rights to WCT Resources and 192
 Investments in Thomas County, Kansas¹
 ➢ (2) Four months later, on April 3, 2012, Manhattan EnergyOne assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Thomas County: 34-08S-35W

(1) December 2011:
WCT acquires acreage

WCT / 192	WCT / 192	WCT / 192	WCT / 192
WCT / 192	WCT / 192	WCT / 192	WCT / 192

(2) April 2012:
SandRidge acquires adjacent acreage

WCT / 192	WCT / 192	WCT / 192	WCT / 192
WCT / 192	WCT / 192	WCT / 192	WCT / 192
SD	SD	SD	SD
SD	SD	SD	SD

(3) Today:
WCT still retains acreage

WCT / 192	WCT / 192	WCT / 192	WCT / 192
WCT / 192	WCT / 192	WCT / 192	WCT / 192
SD	SD	SD	SD
SD	SD	SD	SD

TPG–AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On December 12, 2011, Bent Tree Properties assigned mineral rights to WCT Resources and 192
 Investments in Thomas County, Kansas¹
 ➢ (2) Four months later, on April 3, 2012, Manhattan EnergyOne assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Thomas County: 21-07S-33W

(1) December 2011:
WCT acquires acreage

WCT / 192	WCT / 192		
WCT / 192	WCT / 192		

(2) April 2012:
SandRidge acquires adjacent acreage

WCT / 192	WCT / 192	SD	SD
WCT / 192	WCT / 192	SD	SD

(3) Today:
WCT still retains acreage

WCT / 192	WCT / 192	SD	SD
WCT / 192	WCT / 192	SD	SD

TPG-AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On December 19, 2011, Bent Tree Properties assigned mineral rights to WCT Resources and 192
 Investments in Thomas County, Kansas¹
 ➢ (2) Four months later, on April 3, 2012, Manhattan EnergyOne assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Thomas County: 34-07S-34W

(1) December 2011:
SandRidge acquires acreage

SD SD SD SD
SD SD SD SD
SD SD
SD SD

(2) November 2012:
WCT acquires adjacent acreage

SD SD SD SD
SD SD SD SD
WCT WCT SD SD
WCT WCT SD SD

(3) Today:
WCT still retains acreage

SD SD SD SD
SD SD SD SD
WCT WCT SD SD
WCT WCT SD SD

TPG-AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On December 22, 2011, TS Dudley Land Company assigned mineral rights to SandRidge in Finney County,
 Kansas¹
 ➢ (2) Eleven months later, on November 13, 2012, Sullivan Land Resources assigned mineral rights to WCT
 Resources in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Finney County: 10-23-28W

(1) January 2012:
Bent Tree acquires acreage

(2) March 2012:
SD acquires adjacent acreage

(3) April 2012:
Bent Tree sells acreage to WCT

(4) Today:
WCT still retains acreage

BT BT
BT BT
SD SD BT BT
SD SD BT BT
SD SD WCT WCT
SD SD WCT WCT
SD SD WCT WCT
SD SD WCT WCT

TPG-AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On January 3, 2012, Bent Tree Properties acquired mineral rights in Sherman County, Kansas¹
 ➢ (2) Two months later, on March 28, 2012, Stable Energy Resources assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) Two weeks later, on April 10, 2012, Bent Tree assigned those mineral rights to WCT Resources
 ➢ (4) WCT Resources still retains this acreage
¹ Sherman County: 09-08S-37W

(1) January 2012:
Bent Tree acquires acreage

BT	BT		
BT	BT		

(2) March 2012:
SD acquires adjacent acreage

BT	BT	SD	SD
BT	BT	SD	SD

(3) April 2012:
Bent Tree sells acreage to WCT

WCT	WCT	SD	SD
WCT	WCT	SD	SD

(4) Today:
WCT still retains acreage

WCT	WCT	SD	SD
WCT	WCT	SD	SD

TPG–AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On January 3, 2012, Bent Tree Properties acquired mineral rights in Sherman County, Kansas¹
 ➢ (2) Two months later, on March 28, 2012, Stable Energy Resources assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) Four weeks later, on April 25, 2012, Bent Tree assigned those mineral rights to WCT Resources
 ➢ (4) WCT Resources still retains this acreage
¹ Sherman County: 28-08S-37W

(1) January 2012:
Bent Tree acquires acreage
BT
BT
(2) March 2012:
SD acquires adjacent acreage
SD
SD
BT
BT
SD
SD
(3) July 2012:
Bent Tree sells acreage to WCT
SD
SD
WCT
WCT
SD
SD
(4) Today:
WCT still retains acreage
SD
SD
WCT
WCT
SD
SD

TPG–AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On January 3, 2012, Bent Tree Properties acquired mineral rights in Sherman County, Kansas¹
 ➢ (2) Two months later, on March 28, 2012, Stable Energy Resources assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) Four months later, on July 13, 2012, Bent Tree assigned those mineral rights to WCT Resources
 ➢ (4) WCT Resources still retains this acreage
¹ Sherman County: 05-08S-41W

(1) November 11:
Continental acquires acreage

		CLR	CLR				
		CLR	CLR				
		CLR	CLR				
		CLR	CLR				

(2) March 2012:
SD acquires adjacent acreage

		CLR	CLR	SD	SD	SD	SD
		CLR	CLR	SD	SD	SD	SD
		CLR	CLR	SD	SD	SD	SD
		CLR	CLR	SD	SD	SD	SD

(3) August 2012:
Continental sells acreage to WCT

		WCT	WCT	SD	SD	SD	SD
		WCT	WCT	SD	SD	SD	SD
		WCT	WCT	SD	SD	SD	SD
		WCT	WCT	SD	SD	SD	SD

TPG-AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On November 30, 2011, Continental Land Resources acquired mineral rights in Wallace County, Kansas¹
 ➢ (2) Four months later, on March 28, 2012, Stable Energy Resources assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) Five months later, on August 2, 2012, Continental assigned its mineral rights to WCT Resources
 ➢ (4) WCT Resources still retains this acreage
¹ Wallace County: 29-11S-40W and 28-11S-40W

(1) January 2011:
WCT acquires acreage

WCT			WCT
			WCT

(2) September 2011:
SandRidge acquires adjacent acreage

WCT	SD	SD	WCT
		SD	SD
SD	SD	SD	SD
SD	SD		WCT

(3) Today:
WCT still retains acreage

WCT	SD	SD	WCT
		SD	SD
SD	SD	SD	SD
SD	SD		WCT

TPG–AXON CAPITAL

Examples of adjacent acquisitions
➢ SEC disclosure:
 ➢ None
➢ What actually happened:
 ➢ (1) On January 13, 2011, Sam B. Rose Oil & Gas assigned mineral rights to WCT Resources in Cowley County,
 Kansas¹
 ➢ (2) Nine months later, on September 28, 2011, the Kaufman family assigned mineral rights to SandRidge in adjacent acreage
 ➢ (3) WCT Resources still retains this acreage
¹ Cowley County: 35-32-6

(1) June 2011:
WCT acquires acreage

			WCT
			WCT
		WCT	WCT
		WCT	WCT

(2) July 2011:
SandRidge acquires adjacent acreage

	SD	SD	WCT
	SD	SD	WCT
		WCT	WCT
		WCT	WCT

(3) October 2011:
WCT sells acreage to Shell

	SD	SD	Shell
	SD	SD	Shell
		Shell	Shell
		Shell	Shell

TPG-AXON CAPITAL

Appendix: Oil & Gas Leases
➢ Oil & gas leases in Oklahoma and Kansas are organized by 640-acre sections, which are found within townships and ranges
 ➢ The nomenclature is Section - Township - Range. For example, Barber County 12-30S-11W means Section 12,
 Township 30 South, Range 11 West
 ➢ In our diagrams, we represented each 640-acre section with 16 40-acre grids
➢ For example, the Barber County example on page 16 covered parts of the 12-30S-11W section
 ➢ WCT Resources acquires acreage in the eastern part of the section
 ➢ Page 3 of the June 2011 assignment from Bent Tree Properties to WCT Resources: “Township 30 South,
 Range 11 West, Section 12: SE/4, E/2 NE/4”. That is the southeast quarter and the eastern half of the northeast quarter.
 ➢ SD acquires adjacent acreage in northern part of the section
 ➢ Page 2 of the July 2011 assignment from Continental Land Resources to SandRidge: “W/2 NE/4 & E/2
 NW/4 of Section 12, Township 30S, Range 11W”. That is the western half of the northeast quarter and the eastern half of the northwest quarter.